UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	11-3707493 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             Regulation FD Disclosure.

NorthStar Realty Finance Corp. (the “Company”) reported today that it changed its policy regarding the generation of excess inclusion income, which generally passes through to the Company’s tax-exempt stockholders as unrelated business taxable income, or UBTI.  Pursuant to this new policy, the Company will not acquire any assets that will produce excess inclusion income for its stockholders.

In addition, the Company has concluded that its existing assets and financings will not generate excess inclusion income in 2012 or any future year.  All of the Company’s existing assets and financings that potentially could produce excess inclusion income are of the type that generate excess inclusion, if at all, in the early years and offsetting phantom tax losses in the later years.  The time at which assets switch from generating excess inclusion to producing phantom tax losses is referred to as the “cross-over point.”  The Company has determined, based on its excess inclusion calculations, that its potential excess inclusion income generators have reached the cross-over point and, therefore, will no longer produce excess inclusion income.

This policy change will allow the Company’s common shares to continue to be eligible for inclusion in the Russell indices, such as the Russell 2000 Index.  Russell had indicated that it would remove from eligibility any security that has historically generated UBTI and has not taken steps to prevent the future generation of such income.

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are generally identifiable by use of forward-looking terminology such as “in the future” and “will” or other similar words or expressions. Forward-looking statements are not guarantees of future results and performance and are based on certain assumptions, discuss future expectations and describe plans, strategies and outcomes that may change. Although we believe that such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ and we are under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp.
(Registrant)

Date: May 31, 2012	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Assistant Secretary